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Exhibit 10.11(2)

AMENDMENT NO. 1 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 1 (the "Amendment") is made and entered into as of November 10, 2003 by and between Countrywide Warehouse Lending ("Lender") and Fieldstone Mortgage Company ("Borrower"). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of March 13, 2001, (as may be amended from time to time, the "Credit Agreement").

R E C I T A L S

        Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

        In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

        1.    Additional Named "Borrower" Added to Credit Agreement.    Lender and Borrower hereby agree to add Fieldstone Investment Corporation ("Co-Borrower") as an additional named "Borrower" to the Credit Agreement effective as of the date hereof. By being added as an additional named "Borrower" to the Credit Agreement, it is understood and agreed by Co-Borrower that Co-Borrower shall be bound by all of the rights, liabilities, covenants and obligations of "Borrower" under the Credit Agreement. This includes, without limitation, being bound by all the rights, liabilities, covenants and obligations of "Borrower" under the Credit Agreement with respect to any Advances made by Lender to Borrower under the Credit Agreement prior to the date hereof or any Advances that Lender may make to Borrower or Co-Borrower under the Credit Agreement on or after the date hereof. Further, Borrower and Co-Borrower hereby expressly agree to be jointly and severally liable for all rights, liabilities, covenants and obligations of "Borrower" under the Credit Agreement, regardless of which entity incurred or is responsible for such rights, liabilities, covenants and obligations.

        2.    Section 8.1(r) (Subsidiaries) Deleted.    Lender, Borrower and Co-Borrower agree that Section 8.1(r) of the Credit Agreement shall be deleted in its entirety.

        3.    Section 10.1 (Liabilities and Advances); New Sentence Added.    Lender, Borrower and Co-Borrower agree that the following new sentence shall be added to Section 10.1 of the Credit Agreement:

          "Notwithstanding anything contained in this Section 10.1 to the contrary, Borrower and Co-Borrower shall be entitled to lend money, provide credit and/or make advances to each other and shall be entitled to become jointly and severally liable for borrowings of each other provided that such acts do not cause a Potential Default and/or an Event of Default hereunder."

        4.    Application of Section 10.9 (Payment of Dividends and Retirement of Stock) of the Credit Agreement to Co-Borrower.    Lender, Borrower and Co-Borrower agree that notwithstanding anything contained in Section 10.9 of the Credit Agreement, as long as an Event of Default has not occurred or will not occur, Borrower or Co-Borrower may (a) declare or pay any dividends upon its shares of stock now or hereafter outstanding, including dividends payable in the capital stock of Borrower or Co-Borrower, or make any distribution of assets to its shareholders, whether in cash, property or securities, or (b) acquire, purchase, redeem or retire shares of its capital stock now or hereafter outstanding for value.

        5.    "Total Liabilities" Added as a defined term to Exhibit A.    Lender, Borrower and Co-Borrower agree to add the following defined term to Exhibit A:

          "Total Liabilities: The total liabilities of any Person on any given date of determination, to be determined in accordance with GAAP consistent with those applied in the preparation of the Person's financial statements less the amount of the "Credit Off Feature," if any, as set forth in the Commitment Letter."

        6.    No Other Amendments.    Other than as expressly modified and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

        7.    Capitalized Terms.    Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

        IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING
By:	/s/ BLAIR KENNY Signature
Name:	Blair Kenny
Title:	S.V.P.
FIELDSTONE MORTGAGE COMPANY
By:	/s/ PATRICK MONAHAN Signature
Name:	Patrick Monahan
Title:	S.V.P.
FIELDSTONE INVESTMENT CORPORATION
By:	/s/ PATRICK MONAHAN Signature
Name:	Patrick Monahan
Title:	Treasurer

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AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT